EXHIBIT 10.12

               ALLONGE TO PROMISSORY NOTE TO KENNETH A. CABIANCA
                             DATED AUGUST 30, 2005

                                            ALLONGE TO PROMISSORY NOTE

CDN$15,600                                                   __________, __ 2005
                                                WEST VANCOUVER, BRITISH COLUMBIA

         This Allonge is made this ___ day of _________, 2005, to the Promissory Note dated January 26, 2005, made by BRINX RESOURCES LTD. ("Maker") in favor of KENNETH A. CABIANCA ("Lender").

         WHEREAS, Maker executed and delivered to Lender a promissory note dated January 26, 2005 in the original principal amount of CDN$15,600 due and owing as of June 30, 2005 (the "Original Note").

         WHEREAS, CDN$15,600 of the principal amount of the Original Note remains unpaid as of the date hereof.

         NOW, THEREFORE, for good and valuable consideration the parties hereto agree as follows:

         (i) The Original Note is hereby amended by deleting all references to "June 30, 2005" and by inserting in lieu thereof "December 31, 2005."

         (ii) Except as expressly amended hereby, the Original Note shall remain unamended and in full force and effect.

         This Allonge to Promissory Note is made effective as of the __ day of __________, 2005.


"MAKER"

BRINX RESOURCES LTD.


By:
     ---------------------------------------
         Leroy Halterman, President



"LENDER"



-------------------------------------------
       Kenneth A. Cabianca